Events after the reporting period	12 Months Ended
Mar. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period	Events after the reporting period
Supplemental Liquidity facility
As Global Blue enters into the high season and combined with the increasing recovery levels versus pre-Covid, the Company is observing an increase of its working capital needs. On April 1, 2022 the Company withdrew USD20.00 million (EUR18.0 million) of the Supplemental Liquidity facility which was soon followed by a second withdrawal of USD45.0 million (EUR41.4 million) on April 19, 2022, both to fund the current working capital needs.
Investment agreement
On May 5, 2022, Global Blue entered into an investment agreement with CK Opportunities Fund I, LP (the “Investor Holder”) whereby the Investor Holder agreed to subscribe for and purchase (i) up to USD180.0 million (EUR172.2 million) worth of new registered series B preferred shares of the Company with a nominal value of CHF0.01, each of which would be convertible into registered common shares of the Company (the “Series B Preferred Shares”), comprising 21,176,470 Series B Preferred Shares at a per share purchase price of USD8.50, and (ii) up to USD45 million (EUR43.0 million)worth of registered common shares of the Company with a nominal value of CHF0.01, comprising 8,587,786 common shares at a per share purchase price of USD5.24, in one or more private transactions, subject to terms and conditions (the “Transaction”). On June 14, 2022, the Transaction was consummated, resulting in the issuance of the aforementioned number of Series B Preferred Shares, and Common Shares, and the receipt of USD225.0 million (EUR215.2 million) by the Company.